                                EXHIBIT 32.1

                  CERTIFICATION OF CHIEF EXECUTIVE OFFICER

     PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906

                      OF THE SARBANES-OXLEY ACT OF 2002

The certification set forth below is being submitted in connection with the

Annual Report of Commerce Group Corp. (the "Company") on Form 10-K for the

fiscal year ended March 31, 2008 (the "Report") for the

purpose of complying with Rule 13a-14(b) of the Securities Exchange Act of

1934 (the "Exchange Act") and Section 1350 of Chapter 63 of Title 18 of the

United States Code.

I, Edward A. Machulak, Chairman, President and Chief Executive Officer

of Commerce Group Corp., (the "Company"), hereby certify, pursuant to

18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the

Sarbanes-Oxley Act of 2002, that:

1.   the Form 10-K of the Company for the fiscal year ended

     March 31, 2008, (the "Form 10-K"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of

     1934; and

2.   the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  July 14, 2008            /s/ Edward A. Machulak

                               -----------------------------------------------

                               Edward A. Machulak

                               Chairman, President and Chief Executive Officer